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                                EIGHTH AMENDMENT

         THIS EIGHTH AMENDMENT (this "Eighth Amendment") dated as of January 31, 2000 is to the Credit Agreement (the "Credit Agreement") dated as of September 15, 1995 between TETRA TECH, INC. (the "Company") and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Bank"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement which provides for the Bank to make Loans to, and to issue Letters of Credit for the account of, the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Eighth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

         Section 1.1 SECTION 6.1.1.  Section 6.1.1 of the Credit
Agreement is amended in its entirety to read as follows:

                  "6.1.1 SCHEDULED REDUCTIONS OF COMMITMENT. The amount of the Commitment shall be permanently reduced to $60,000,000 on March 31, 2000."

         Section 1.2 SECTION 5.4. Section 5 of the Credit Agreement is amended by adding the following in appropriate numerical sequence:

                  "5.4 UTILIZATION FEE. The Company agrees to pay the Bank a utilization fee, for each day on or after February 1, 2000 on which the sum of (i) the aggregate outstanding principal amount of all Loans PLUS
         (ii) the aggregate Stated Amount of all Letters of Credit exceeds $60,000,000, in an amount equal to 0.5% per annum of such excess. The utilization fee (a) shall be payable on the last Business Day of each month and on the Revolving Termination Date; and (b) shall be computed on the basis of a year of 360 days."

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         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Eighth Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company and each Subsidiary, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, order or decree which is binding upon the Company or any Subsidiary, and (c) this Eighth Amendment and the Amended Credit Agreement are the legal, valid and binding obligations of the Company and each Subsidiary which is party hereto, enforceable against the Company and each Subsidiary in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor's rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3 EFFECTIVENESS. The amendments set forth in SECTION
1 shall become effective, as of the day and year first above written, on such date (the "Eighth Amendment Effective Date") that the Bank shall have received counterparts of this Eighth Amendment executed by the parties hereto.

         SECTION 4 MISCELLANEOUS.

         Section 4.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         Section 4.2 COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Eighth Amendment.

         Section 4.3 GOVERNING LAW. This Eighth Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         Section 4.4 SUCCESSORS AND ASSIGNS. This Eighth Amendment shall be binding upon the Company and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and the successors and assigns of the Bank.

         Section 4.5 EXPENSES. The Company agrees to pay the reasonable costs and expenses of the Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Eighth Amendment.

                                      -2-
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    DELIVERED AT CHICAGO, ILLINOIS, AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                TETRA TECH, INC.


                                BY  /s/ James M. Jaska
                                  --------------------------------------
                                TITLE  Chief Financial Officer
                                     -----------------------------------


                                BANK OF AMERICA, N.A. (FORMERLY BANK OF
                                AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION)


                                BY  /s/ Jennifer L. Gerdes
                                  --------------------------------------
                                TITLE   Vice President
                                     -----------------------------------




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Each of the undersigned hereby acknowledges and agrees to the foregoing Eighth
Amendment and the Amended Credit Agreement and hereby confirms the continuing effectiveness of the Guaranty and the Security Agreement with respect to the Amended Credit Agreement.

                                   HSI GEOTRANS, INC.

                                   BY:  /s/ James M. Jaska
                                   Title:  Asst. Treasurer


                                   SIMONS, LI & ASSOCIATES, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Asst. Treasurer


                                   TETRA TECH EM, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer


                                   WHALEN & COMPANY, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Chief Financial Officer


                                   TETRA TECH NUS, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer


                                   MFG, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer




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                                   COLLINS-PINA CONSULTING ENGINEERS, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer


                                   DEA CONSTRUCTION COMPANY, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer


                                   BAHA COMMUNICATIONS, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer


                                   UTILITIES & C.C., INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer


                                   ASL CONSULTING ENGINEERS, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer


                                   COSENTINI ASSOCIATES, INC.

                                   By:  /s/ James M. Jaska
                                   Title:  Treasurer